EXHIBIT 99.3



                    AMENDMENT NO. 5 TO THE CREDIT AGREEMENT

     THIS AMENDMENT NO. 5 TO THE CREDIT AGREEMENT (this "Amendment") is made and entered into this 24th day of January, 2002, by and among CAPTAIN D'S, INC., a Delaware corporation ("Borrower"), the banks, lenders, financial institutions and other institutional lenders a party to the Credit Agreement referred to below (collectively, the "Lenders") executing this Amendment, and HUDSON ADVISORS, L.L.C., a Delaware limited liability company ("Hudson"), as Administrative Agent for the Lenders. The undersigned Subsidiary Guarantors hereby join in the execution of this Amendment for the purposes set forth in the Consent below.

                                 RECITALS:
                                 --------

     A. Reference is hereby made to that certain Credit Agreement (the "Initial Credit Agreement") dated as of September 6, 2000, made and entered into by and among Borrower, Bank of America, N.A. ("Bank of America"), as the initial issuing bank, as the swing line bank and as administrative agent and collateral agent for the Lender Parties (as defined therein), the Initial Lenders party thereto and Banc of America Securities LLC, as sole lead arranger and sole book manager for the Lender Parties. The Initial Credit Agreement has been amended, supplemented and modified by: (i) that certain Amendment No. 1 and Waiver to the Credit Agreement (the "First Amendment") dated as of January 26, 2001, made and entered into by and among Borrower, Bank of America, as Administrative Agent for the Lender Parties, and the other Lender Parties party thereto, (ii) that certain Amendment No. 2 to the Credit Agreement (the "Second Amendment") dated as of April 2, 2001, made and entered into by and among Borrower, Bank of America, as Administrative Agent for the Lender Parties, and the other Lender Parties party thereto, (iii) that certain Amendment No. 3 to the Credit Agreement (the "Third Amendment") dated as of August 31, 2001, made and entered into by and among Borrower, Bank of America, as Administrative Agent for the Lender Parties, and the other Lender Parties party thereto, and (iv) that certain Amendment No. 4 to the Credit Agreement (the "Fourth Amendment") dated as of December 27, 2001, made and entered into by and among Borrower, Bank of America, as Administrative Agent for the Lender Parties, and the other Lender Parties party thereto. The Initial Credit Agreement, as so amended, supplemented and modified by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is hereinafter collectively referred to as the "Credit Agreement." The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

     B. Further reference is hereby made to that certain Master Assignment and Acceptance Agreement attached hereto as Exhibit A and made a part hereof for all purposes, pursuant to the terms of which all of the Notes, the Advances and the Loan Documents were assigned to, and assumed by, the Lenders. Additionally, concurrently herewith, Bank of America has resigned as Administrative Agent and Hudson has been appointed the




Administrative Agent, pursuant to that certain Agreement Regarding Loan Administration attached hereto as Exhibit B and made a part hereof for all purposes. The Lenders who are parties hereto are the current owners and holders of all of the Notes, the Advances and the Loan Documents and together with the L/C Arranger, are the sole Lender Parties.

     C. The parties hereto now desire to enter into this Amendment in order to amend the Credit Agreement and the Loan Documents as provided herein.

     NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders, Hudson, as Administrative Agent, and Borrower hereby agree as follows:

                                AGREEMENTS:
                                ----------

     1. Amendment and Restatement of the Notes. The parties hereby agree that concurrently herewith the Notes shall be amended and restated in their entirety by five (5) certain Amended and Restated Promissory Notes (herein so called), in the forms attached hereto as Exhibit C and Exhibit D, respectively, and made a part hereof for all purposes. References in the Loan Documents to the Notes shall hereafter be deemed to be references to the Amended and Restated Promissory Notes. As a material inducement to the Lenders to enter into this Amendment, Borrower acknowledges that it is justly indebted to the Lenders in the amount of the principal balance of and all accrued and unpaid interest on the Notes and all other sums due under any of the other Loan Documents as set forth on Exhibit E attached hereto and made a part hereof for all purposes.

     2. Amendments.

        (A) The definitions contained in Section 1.01 of the Credit Agreement are amended as follows:

               (i) "Amendment No. 5" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Amendment No. 5" shall mean Amendment No. 5 to this Agreement, dated January 24, 2002, by and among Borrower, the Lenders and the Administrative Agent.

               (ii) "Amendment No. 5 Effective Date" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Amendment No. 5 Effective Date" shall have the meaning therefor set forth in Amendment No. 5.

               (iii) "Arranging Affiliate" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Arranging Affiliate" means one or more Affiliates of L/C Arranger who have or will incur reimbursement obligations and indemnity obligations to the Issuer in connection with the


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                Letters of Credit.

               (iv) "Hudson" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Hudson" means Hudson Advisors, L.L.C., a Delaware limited liability company.

               (v) "Initial Letter of Credit" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Initial Letter of Credit" means the Irrevocable Standby Letter of Credit in the face amount of $6,356,000 substantially in the form of Exhibit G to Amendment No. 5.

               (vi) "Issuer" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Issuer" means JP Morgan Chase Bank with respect to the Initial Letter of Credit, and any issuer of the Supplemental Letter of Credit.

               (vii) "L/C Arranger" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows, and all references to Issuing Bank are hereby amended to be references to L/C Arranger:

                "L/C Arranger" means F&C Capital S.ar.L.

               (viii) "L/C Cash Collateral Account" is hereby added as a defined term in correct alphabetical order and replaces the definition of such term in each other Loan Document, the definition of which shall read in its entirety as follows:

                "L/C Cash Collateral Account" means such account of the Administrative Agent as the Administrative Agent shall specify by written notice to Borrower; such account being for the benefit of L/C Arranger.

               (ix) "Letter of Credit Supplement to Credit Agreement" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Letter of Credit Supplement to Credit Agreement" means the Letter of Credit Supplement to Credit Agreement dated January 24, 2002 by and among the Borrower, the Lenders and the L/C Arranger, as the same may be amended or otherwise modified from time to time.

               (x) "Supplemental Letter of Credit" is hereby added as a defined term in correct alphabetical order, the definition of which shall read in its entirety as follows:

                "Supplemental Letter of Credit" means a letter of credit in a stated amount of up to $1,000,000 which may be issued pursuant to the Letter of Credit Supplement to Credit Agreement or, in the alternative, an increase in the stated amount of the Initial Letter of Credit of up to $1,000,000.

               (xi) The defined term "Administrative Agent's Account" is hereby amended and restated to read in its entirety as follows:

                "Administrative Agent's Account" means an account of the Administrative Agent maintained by the Administrative Agent at a bank and with an account number to be designated by the Administrative Agent.

               (xii) The defined term "Letter of Credit" is hereby amended and restated to read in its entirety as follows:

                "Letters of Credit" means the Initial Letter of Credit, and, to the extent issued, the Supplemental Letter of Credit.

               (xiii) The defined term "Letter of Credit Commitment" is hereby amended and restated to read in its entirety as follows:

                "Letter of Credit Commitment" means, with respect to the L/C Arranger, $7,356,000.

               (xiv) The defined term "Loan Documents" is hereby amended and restated to read in its entirety as follows:

                "Loan Documents" means (a) for purposes of this Agreement and the Notes and any amendment or modification hereof or thereof and for all other purposes other than for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Subsidiary Guaranty, (iv) the Collateral Documents, and (v) the Letter of Credit Supplement to Credit Agreement, and (b) for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Subsidiary Guaranty, (iv) the Collateral Documents, (v) the Letter of Credit Supplement to Credit Agreement and (vi) each Bank Hedge Agreement, in each case as amended or otherwise modified from time to time.

               (xv) The defined term "Mortgage Policies" is hereby amended and restated to read in its entirety as follows:

                "Mortgage Policies" has the meaning specified in Exhibit F of Amendment No. 5.

               (xvi) The defined term "Obligation" is hereby amended and restated to read in its entirety as follows:

                "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, letter of credit commissions and any other amounts due under the Letter of Credit Supplement to Credit Agreement, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

               (xvii) The defined term "Post-Closing Mortgages" is hereby amended and restated to read in its entirety as follows:

                "Post-Closing Mortgages" means the deeds of trust, trust deeds and mortgages in substantially the form of Exhibit F, duly executed by Borrower and covering all fee simple properties of Borrower and its Subsidiaries listed on
                Schedule 5.01(x)(i) of this Agreement, except the following properties: Store Nos. 3299, 3384 and 3528.

               (xviii) The defined term "Unused Working Capital Commitment" is hereby amended and restated to read in its entirety as follows:

                "Unused Working Capital Commitment" means, with respect to any Working Capital Lender at any time, (a) such Lender's Working Capital Commitment at such time minus (b) the aggregate principal amount of all Working Capital Advances made by such Lender (in its capacity as a Lender) and outstanding at such time.

        (B) Notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, the Administrative Agent, the Lenders and Borrower hereby agree as follows:

               (i) the Swing Line Facility and the Letter of Credit Facility (other than as set forth in the Letter of Credit Supplement to Credit Agreement) are terminated, the Working Capital Commitment is reduced to $8,644,000 and shall further be reduced by the amount of the Supplemental Letter of Credit when and to the extent issued, and Lone Star Fund IV (U.S.), L.P. is the only Lender with a Working Capital Commitment;

               (ii) with respect to any Working Capital Advance that, when funded, will not cause aggregate unpaid Working Capital Advances first made after the Amendment No. 5 Effective Date to exceed $3,000,000, such Working Capital Advance shall be made on the same Business Day on which notice is given so long as such notice is given prior to 11:00 a.m. (Dallas, Texas time) on such Business Day, and, with respect to any other Working Capital Advance, such Working Capital Advance shall be made on notice given not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day prior to the proposed Borrowing;

               (iii) in addition to the uses permitted by the Credit Agreement for Working Capital Advances, Working Capital Advances in an amount not to exceed $2,000,000 may be used by Borrower to fund one or more dividends to Shoney's, provided, however, that (x) at the time of the payment of any such dividend, Shoney's has no credit availability under the Senior Credit Facility, and (y) Borrower has no cash on hand with which to fund the dividend that will be paid with such Working Capital Advance; provided, further, that: (i) no more than $5,000,000 of dividends may be paid or moneys advanced by or from Borrower to Shoney's on or after the Amendment No. 5 Effective Date; (ii) no dividends may be paid or moneys advanced by or from Borrower to Shoney's at any time that Shoney's has credit availability under the Senior Credit Facility; and (iii) no proceeds of any Working Capital Advance may be used to make a payment in respect of the Senior Credit Facility;

               (iv) from and after the Amendment No. 5 Effective Date, Advances shall accrue interest payable in arrears on the last Business Day of each March, June, September and December and on the date Advances are paid in full at the lesser of (x) the maximum rate permitted by applicable law, or (y)(i) 12.5% per annum from the date hereof through May 15, 2002, and (ii) 15% per annum from May 16, 2002 through October 31, 2002, provided, however, that upon the occurrence and during the continuance of an Event of Default, Borrower shall pay interest on (aa) the unpaid principal balance of each Advance owing to the Lenders at a rate per annum equal at all times to 2% per annum above the then applicable rate per annum and (bb) to the fullest extent permitted by law, the amount of any interest, fee or other amount that is not paid when due from the date such amount shall be due until such amount shall be paid in full, at a rate per annum equal at all times to 2% per annum above the then applicable rate per annum;

               (v) the Termination Date is hereby extended to October 31, 2002; provided, however, that Borrower shall pay to the Lenders on May 15, 2002, an amendment and extension fee equal to 2% of (x) the then outstanding balance of the Advances plus (y) the then undrawn amount of the Letters of Credit plus (z) the then Unused Working Capital Commitment; provided, however, that, the portion of such fee payable in respect of the Letters of Credit shall be for the sole account of L/C Arranger and the portion of such fee payable in respect of Working Capital Advances and Unused Working Capital Commitment shall be for the sole account of Lone Star Fund IV (U.S.), L.P. Failure to pay such amendment and extension fee on or before May 15, 2002 shall constitute an "Event of Default" for all purposes of the Credit Agreement and the other Loan Documents; and

               (vi) the first $2,600,000 of Net Cash Proceeds from the sale, transfer or other disposition of any assets of the Borrower or any of its Subsidiaries occurring or received on or after the Amendment No. 5 Effective Date shall be deposited to the Administrative Agent's Account and reserved for application on May 15, 2002 to the amendment and extension fee payable as required by Section 2(B)(v) of this Amendment, provided, however, that any portion of such reserved amount not required to pay such fee shall be released from such reserve and then applied in accordance with the requirements of the Credit Agreement.

        (C) Section 2.08 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                Section 2.08. Fees. A commitment fee shall accrue from and after the Amendment No. 5 Effective Date on the average daily Unused Working Capital Commitment at a rate per annum equal to .50% for the period from the Amendment No. 5 Effective Date to and including May 15, 2002, and .75% thereafter. Such fee shall be payable to the Administrative Agent for the sole benefit of Lenders with a Working Capital Commitment and shall be payable on (i) April 30, 2002 calculated for the period from the Amendment No. 5 Effective Date to and including such date, and (ii) on July 31, 2002 and October 31, 2002 calculated for the period from but excluding the preceding payment date to and including each such date.

        (D) Section 5.01(x) of the Credit Agreement is hereby deleted in its entirety.

        (E) Section 6.01 of the Credit Agreement is hereby amended by adding the word "or" at the end of clause (o) thereof and by inserting thereafter a new clause (p) to read in its entirety as follows:

                (p) the Borrower shall fail, at its sole cost and expense, to deliver the items or take the actions set forth in Exhibit F to Amendment No. 5 within the time periods set forth therein;

        (F) All references to Bank of America in the capacity of Administrative Agent and/or collateral agent in the Credit Agreement, the Notes and the other Loan Documents are hereby amended to be references to Hudson in such capacity. Without limiting the generality of the forgoing, the following amendments are made to the Credit Agreement and/or the other Loan Documents:

               (i) Pursuant to the terms of Section 7.01(b) of the Credit Agreement, Hudson shall also act as the "collateral agent" under the Loan Documents and shall have all rights and benefits set forth in
        Section 7.01(b) in connection with its actions in such capacity.

               (ii) Section 7.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                SECTION 7.03. Hudson and Affiliates. With respect to its Commitments (if any), the Advances made by it (if any) and the Notes issued to it (if any), Hudson shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent; and, if Hudson has any Commitments, has made any Advances and/or has been issued any Notes, the term "Lender Party" or "Lenders Parties" shall, unless otherwise expressly indicated, include Hudson in its individual capacity. Hudson and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Hudson were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

               (iii) All references to the Administrative Agent or the "collateral agent" in any of the Loan Documents are hereby amended to be references to Hudson as the Administrative Agent or as the "collateral agent" (as applicable).

     3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the "Amendment No. 5 Effective Date") on which each of the following conditions precedent shall have been satisfied:

               (i) The Administrative Agent shall have received (a) counterparts of this Amendment executed by Borrower and the Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (b) the Consent attached hereto executed by each of the parties thereto and (c) the Letter of Credit Supplement to Credit Agreement and the Consent thereto executed by each party thereto.

             (ii) The Administrative Agent shall have received on or before the Amendment No. 5 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                     (a) Certified copies of (x) resolutions of the Board of
                Directors of Borrower approving this Amendment, the Letter of Credit Supplement to Credit Agreement and the matters contemplated hereby and thereby, (y) resolutions, consents or other evidences of corporate or limited liability company authorization reasonably acceptable to the Administrative Agent from each other Loan Party evidencing approval of the Consent, the Letter of Credit Supplement to Credit Agreement and the matters contemplated hereby and thereby, and (z) all documents evidencing other necessary corporate or limited liability company action and governmental and other third party approvals and consents, if any, with respect to this Amendment, the Consent, the Letter of Credit Supplement to Credit Agreement and the matters contemplated hereby and thereby;

                     (b) A certificate of Borrower and each other Loan
                Party, in each case signed on behalf of a corporate Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary and on behalf of a limited liability company Loan Party by an authorized representative of its managing member, dated the Amendment No. 5 Effective Date (the statements made in such certificate being true on and as of the Amendment No. 5 Effective Date), certifying as to (v) the absence of any amendments to the charter, bylaws or operating agreement, as the case may be, of each Loan Party in existence on the Closing Date since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iii) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders or members of such Loan Party to effect or authorize any further amendment, supplement or other modification thereto; (w) the charter, bylaws or operating agreement, as the case may be, of each Loan Party that became a Loan Party after the Closing Date; (x) the due incorporation or organization, as the case may be, and good standing (or the equivalent) of such Loan Party as a corporation or limited liability company organized under the laws of the jurisdiction of its incorporation or organization, respectively, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Loan Party or any of its Subsidiaries; (y) the accuracy in all material respects of the representations and warranties made by such Loan Party in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment No. 5 Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date); and (z) the absence of any event occurring and continuing that would constitute a Default;

                     (c) A certificate of the Secretary or an Assistant
                Secretary of Borrower and each other corporate Loan Party certifying the names and true signatures of the officers of Borrower and such other Loan Party signing this Amendment and the Consent and the other documents delivered hereunder and thereunder;

                     (d) A certificate of an authorized representative of
                the managing member of each limited liability company Loan Party certifying the names and true signatures of such Loan Party signing this Amendment and the Consent and the other documents delivered hereunder and thereunder;

                     (e) Such financial, business and other information
                regarding Borrower and the Loan Parties and their respective property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested;

                     (f) A favorable opinion of Dinsmore & Shohl LLP,
                counsel for Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent; and

                     (g) Such other opinions, certificates, documents and
                information as the Administrative Agent or the Lenders may reasonably request.

               (iii) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 5 Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date).

               (iv) No event shall have occurred and be continuing that constitutes a Default.

               (v) All of the accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lenders.

     4. No Partnership or Joint Venture. Any provision hereof to the contrary notwithstanding, each Lender, by virtue of making or owning the Advances or any action taken pursuant hereto or contemplated hereby, shall not be deemed to be a partner or joint venturer with Borrower or any other party. Borrower shall indemnify, protect, defend and hold the Lenders harmless from and against any and all liabilities, damages, claims, demands and expenses, including, without limitation, expenses of defending or settling any such claims or demands and all reasonable fees and disbursement of legal counsel engaged or employed by any Lender in defending or settling such claims or demands, resulting from such a construction of the parties and their relationship.

     5. Further Assurances. In addition to the documents, instruments and acts described in this Amendment and which are to be executed and/or delivered and/or taken pursuant to this Amendment, Borrower agrees to execute and deliver from time to time upon request by the Lenders such other documents and instruments, including, without limitation, an amendment and restatement of the Credit Agreement and the other Loan Documents and take such other action, as the Lenders may reasonably request or require to (i) more fully and completely evidence and carry out the transactions contemplated by this Amendment, including, without limitation, all necessary corporate and limited liability company organization and authorization documents in form and substance reasonably satisfactory to the Lenders, (ii) promptly correct any defect, error or omission which may be discovered in this Amendment and execute any and all additional documents, as may be reasonably requested by the Lenders, to correct such defect, error or omission, (iii) provide the rights and remedies to the Lenders granted or provided for by this Amendment and the other Loan Documents, and (iv) perfect security interests in and Liens against the Collateral. Borrower agrees that the Administrative Agent, on Borrower's behalf (and without Borrower's signature), may authorize the filing in the appropriate records of such financing statements as the Administrative Agent may from time to time require to effect the terms of the Loan Documents.

     6. Continuing Validity. Except as expressly provided herein, all of the terms, provisions, debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents, as amended or modified hereby, shall be and continue in full force and effect, and are hereby acknowledged by Borrower to be legal, valid, binding and enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject, as to enforceability, to general principles of equity.

     7. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this
Amendment: (i) before giving effect to this Amendment there exists no Event of Default and after giving effect to this Amendment there exists no Default or Event of Default or any condition or act which constitutes, or with notice or lapse of time would constitute, an Event of Default; (ii) Borrower and each other Person who is a party to any of the Loan Documents have performed and complied with all covenants, agreements and conditions contained in the Loan Documents required to be performed or complied with by such Person;
(iii) the representations and warranties of Borrower and each other Person who is a party to any of the Loan Documents contained in the Credit Agreement and the other Loan Documents were true and correct when made and are true and correct in all material respects as of the time of delivery of this Amendment (other than those representations and warranties that are by their terms limited to the date on which they were initially made, in which case they are true and correct as of such earlier date); and (iv) no change has occurred, in the aggregate, in the financial condition of Borrower or, to the knowledge of Borrower, of any other Person who is a party to any of the Loan

Documents from the facts represented in any such Loan Documents, including this Amendment, which would have a Material Adverse Effect.

     8. Binding Agreement. This Amendment shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer.

     9. Modification. Neither this Amendment nor any provision of any of the Loan Documents may be waived, modified or amended except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

     10. Entire Agreement. This Amendment embodies and constitutes the entire understanding among Hudson, as Administrative Agent, the Lenders and Borrower with respect to the transactions contemplated in this Amendment, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, with respect to the subject matter hereof are merged into this Amendment.

     11. Reference to and Effect on the Credit Agreement and the Notes.

     (A) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (B) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

     (C) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     (D) In the event of any express conflict or inconsistency between the terms and provisions of this Amendment and the Credit Agreement with respect to the subject matter of this Amendment, the terms and provisions of this Amendment shall govern and control.

     12. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement to include without limitation any costs and expenses associated with the deliveries and actions required to be made or taken as set forth in the Schedule thereof attached hereto as Exhibit F and made a part hereof for all purposes.

     13. Approval of Transfer from Lone Star Fund IV (U.S.), L.P. to F&C Capital S.ar.L. It is anticipated that 100% of the interests of Lone Star Fund IV (U.S.), L.P. in each Facility shall be sold and assigned to F&C Capital S.ar.L. pursuant to an Assignment and Acceptance substantially in the form of Exhibit C to the Credit Agreement. Borrower hereby consents to such sale and assignment.

     14. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     15. Governing Law. This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]






                                    13
     IN WITNESS WHEREOF, Borrower, Hudson, as Administrative Agent, and the Lenders have executed this Amendment as of the day and year first above written.

                                   BORROWER:
                                   --------

                                   CAPTAIN D'S, INC.


                                   By: /s/ F. E. McDaniel, Jr.
                                       --------------------------------------
                                   Name:  F. E. McDaniel, Jr.
                                   Title: Vice President, Secretary and
                                          Treasurer

                                   LENDER PARTIES:
                                   --------------

                                   LONE STAR FUND IV (U.S.), L.P.

                                   By: Lone Star Partners IV, L.P.
                                       its general partner

                                       By: Lone Star Management Co. IV, Ltd.
                                           its general partner


                                           By:  /s/ J.D. Dell
                                                -----------------------------
                                           Name: J.D. Dell
                                           Title: Vice President


                                  U.S. RESTAURANT PROPERTIES
                                  OPERATING LIMITED PARTNERSHIP

                                  By: USRP Managing, Inc., its general
                                      partner


                                      By: /s/ Robert Stetson
                                          -----------------------------------
                                      Name: Robert Stetson
                                      Title: President






                                   14


                                 L/C ARRANGER:
                                 ------------

                                 F&C CAPITAL S.ar.L


                                 By: /s/ Benjamin D. Velvin III
                                     ----------------------------------------
                                 Name:  Benjamin D. Velvin III
                                 Title: Manager


                                 ADMINISTRATIVE AGENT:
                                 --------------------

                                 HUDSON ADVISORS, L.L.C.


                                 By: /s/ J.D. Dell
                                     ----------------------------------------
                                 Name: J.D. Dell
                                 Title: Executive Vice President



                               CONSENT
                               -------

     Each of the undersigned Subsidiary Guarantors acknowledges the terms of the within Amendment No. 5 to the Credit Agreement and hereby agrees that their respective Subsidiary Guaranty made in connection with the Facility shall not be impaired thereby. Each Subsidiary Guarantor hereby ratifies and reaffirms their respective Subsidiary Guaranty and each acknowledges that the Lenders are relying on each Subsidiary Guarantor's agreement to execute this Consent and that the Lenders would not enter into the within Amendment No. 5 to the Credit Agreement without this Consent by each Subsidiary Guarantor.

                                 CAPTAIN D'S OF ILLINOIS, LLC,
                                 a Tennessee limited liability company

                                 By:  Captain D's Holdings, Inc., Sole Member


                                      By: /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                      Name: F. E. McDaniel, Jr.
                                      Title: President






                                  15


                                SHN PROPERTIES, LLC,
                                a Delaware limited liability company

                                By:  Captain D's, Inc., Managing Member


                                By: /s/ F. E. McDaniel, Jr.
                                    -----------------------------------------
                                Name:  F. E. McDaniel, Jr.
                                Title: Vice President, Secretary and
                                       Treasurer


                                CAPTAIN D'S REALTY, LLC,
                                a Delaware limited liability company

                                By:  Captain D's, Inc., Managing Member


                                     By: /s/ F. E. McDaniel, Jr.
                                         ------------------------------------
                                     Name:  F. E. McDaniel, Jr.
                                     Title: Vice President, Secretary and
                                            Treasurer


                                D'S EQUIPMENT CO., INC.,
                                a Tennessee corporation



                                By: /s/ F. E. McDaniel, Jr.
                                    -----------------------------------------
                                Name:  F. E. McDaniel, Jr.
                                Title: Vice President and Secretary



                                CAPTAIN D'S HOLDINGS, INC.,
                                a Tennessee corporation



                                By: /s/ F. E. McDaniel, Jr.
                                    -----------------------------------------
                                Name:  F. E. McDaniel, Jr.
                                Title: President





                                  16

Text of the following exhibits was omitted due to immateriality:

EXHIBIT A - Master Assignment and Acceptance Agreement


EXHIBIT B - Agreement Regarding Loan Administration


EXHIBIT C - Amended and Restated Promissory Note - U.S. Restaurant Properties
            Operating Limited Partnership

EXHIBIT D - Amended and Restated Promissory Note - Lone Star Fund IV (U.S.),
            L.P.

EXHIBIT E - Amounts Due

EXHIBIT F - Schedule of Deliveries and Actions

EXHIBIT G - Letter of Credit